Exhibit 10.17



                         FREEPORT-McMoRan COPPER & GOLD INC.
                  1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                                      ARTICLE I

                                 PURPOSE OF THE PLAN

                    The purpose of the 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to align more closely the interests of the non-employee directors of Freeport-McMoRan Copper & Gold Inc. (the "Company") with that of the Company's stockholders by providing for the automatic grant to such directors of stock options ("Options") to purchase Shares (as hereinafter defined), in accordance with the terms of the Plan.


                                     ARTICLE II

                                     DEFINITIONS

                    For the purposes of this Plan, the following terms shall have the meanings indicated:

                    Applicable Rate:   With respect to  the exercise of  an
          Option, the rate, expressed as a percentage, determined according to the following formula:

                                 x divided by (1-x)

          in which x equals the maximum federal income tax rate applicable to individuals in effect on the date of such exercise of such Option.

                    Board:  The Board of Directors of the Company.

                    Change in Control: A Change in Control shall be deemed to have occurred if either (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall, otherwise than as a result of the Distribution, beneficially own more than 20% of all classes and series of the Company's stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a "Transaction"), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (a) and (b).

                    Code: The Internal Revenue Code of 1986, as amended from time to time.

                    Committee: A committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3 and, to the extent necessary to comply with Section 162(m) only, is an "outside director" under Section 162(m). Until otherwise determined by the Board, the Committee shall be the Corporate Personnel Committee of the Board.

                    Distribution:   The  distribution  by  Freeport-McMoRan
          Inc. ("FTX") of all the then outstanding Shares owned by FTX to the holders of FTX common stock.

                    Eligible Director: A director of the Company who is not, and within the preceding one year has not been, an officer or an employee of the Company or a Subsidiary, an officer or an employee of an entity with which the Company has contracted to receive executive or management services, or otherwise eligible for selection to participate in any plan of the Company or any Subsidiary that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its Subsidiaries.

                    Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

                    Fair Market Value: The average of the per Share high and low quoted sale prices on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal exchange or market where such Shares are quoted.

                    Grant Date: The first day of the first month following the month in which the Distribution occurs.

                    Option Cancellation Gain: With respect to the cancellation of an Option pursuant to Section 3 of Article IV hereof, the excess of the Fair Market Value as of the Option Cancellation Date (as that term is defined in Section 3 of Article IV hereof) of all the outstanding Shares covered by such Option, whether or not then exercisable, over the purchase price of such Shares under such Option.

                    Option Gain: The excess of the Fair Market Value of the Shares covered by the exercise of an Option over the purchase price of such Shares under such Option, as such Fair Market Value is determined on the date of such exercise.

                    Rule 16b-3:   Rule 16b-3 promulgated  by the SEC  under
          the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                    SEC: The Securities and Exchange Commission, including the staff thereof, or any successor thereto.

                    Section 162(m): Section 162(m) of the Code and all regulations promulgated thereunder as in effect from time to time.

                    Shares: Shares of Class B Common Stock, par value $0.10 per share, of the Company and any shares into which such Shares may be converted or combined in accordance with the terms of the Company's Certificate of Incorporation.

                    Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company; and any other entity of which equity securities or interests representing at least 50% of the ordinary voting power or 50% of the total value of all classes of equity securities or interests of such entity are owned, directly or indirectly, by the Company.


                                     ARTICLE III

                             ADMINISTRATION OF THE PLAN

                    This Plan shall be administered by the Board. The Board will interpret this Plan and may from time to time adopt such rules and regulations for carrying out the terms and provisions of this Plan as it may deem best; however, the Board shall have no discretion with respect to the selection of directors who receive Options, the timing of the grant of Options, the number of Shares subject to any Options or the purchase price thereof. Notwithstanding the foregoing, the Committee shall have the authority to make all determinations with respect to the transferability of Options in accordance with
          Article VIII hereof. All determinations by the Board or the Committee shall be made by the affirmative vote of a majority of its respective members, but any determination reduced to writing and signed by a majority of its respective members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Company's By-Laws or of this Plan, all determinations by the Board and the Committee pursuant to the provisions of this Plan, and all related orders or resolutions of the Board and the Committee, shall be final, conclusive and binding on all persons, including the Company and its stockholders, employees, directors and optionees. In the event of any conflict or inconsistency between determinations, orders, resolutions, or other actions of the Committee and the Board taken in connection with this Plan, the action of the Board shall control.


                                     ARTICLE IV

                              STOCK SUBJECT TO THE PLAN

                    SECTION 1. The Shares to be issued or delivered upon exercise of Options shall be made available, at the discretion of the Board, either from the authorized but unissued Shares of the Company or from Shares reacquired by the Company, including Shares purchased by the Company in the open market or otherwise obtained; provided, however, that the Company, at the discretion of the Board, may, upon exercise of Options granted under this Plan, cause a Subsidiary to deliver Shares held by such Subsidiary.

                    SECTION 2. Subject to the provisions of Section 3 of this Article IV, the aggregate number of Shares which may be purchased pursuant to Options shall not exceed 2,000,000.

                    SECTION 3. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) subject to outstanding Options, and (ii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event the Company is merged or consolidated into or with another corporation in a transaction in which the Company is not the survivor, or in the event that substantially all of the Company's assets are sold to another entity not affiliated with the Company, any holder of an Option whether or not then exercisable, shall be entitled to receive (unless the Company shall take such alternative action as may be necessary to preserve the economic benefit of the Option for the optionee) on the effective date of any such transaction (the "Option Cancellation Date"), in cancellation of such Option, an amount in cash equal to the Option Cancellation Gain relating thereto, determined as of the Option Cancellation Date.


                                      ARTICLE V

                          PURCHASE PRICE OF OPTIONED SHARES

                    The purchase price per Share under each Option shall be 100% of the Fair Market Value of a Share at the time such Option is granted, but in no case shall such price be less than the par value of the Shares subject to such Option.


                                     ARTICLE VI

                              ELIGIBILITY OF RECIPIENTS

                    Options will be granted only to individuals who are Eligible Directors at the time of such grant.


                                     ARTICLE VII

                                  GRANT OF OPTIONS

                    SECTION 1. Each Option shall constitute a nonqualified stock option which is not intended to qualify under Section 422 of the Code.

                    SECTION 2.   On  the  Grant Date  in  1995 and  on  the
          anniversary of such date in each subsequent year through and including 2004, each Eligible Director, as of each such date, shall be granted an Option to purchase 10,000 Shares. Each Option shall become exercisable with respect to 2,500 Shares on each of the first, second, third and fourth anniversaries of the date of grant and may be exercised by the holder thereof with respect to all or any part of the Shares comprising each installment as such holder may elect at any time after such installment becomes exercisable but no later than the termination date of such Option; provided that each Option shall become exercisable in full upon a Change in Control.

                    SECTION 3. Each Option shall provide that, promptly following the exercise of all or any portion of such Option, the Company shall pay to the holder of such Option an amount in cash equal to the Option Gain multiplied by the Applicable Rate. If an Option has been transferred pursuant to clause (c) of Article VIII hereof, the right to any payment under this Article VII,
          Section 3 remains with the original holder of the Option, except that in the case of a transfer pursuant to a domestic relations order, such payment shall be made to the spouse responsible for the federal income tax related to the Option exercise.


                                    ARTICLE VIII

                             TRANSFERABILITY OF OPTIONS

                    No  Options  granted  hereunder  may  be   transferred,
          pledged, assigned or otherwise encumbered by an optionee except:

                         (a)  by will;

                         (b)  by the laws of descent and distribution; or

                         (c) if permitted by the Committee and so provided in the Option or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code,
                    (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (v) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimus beneficial interest in a partnership, limited liability company or trust described in (iii), (iv) or (v) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the optionee and their spouses.

          Any attempted assignment, transfer, pledge, hypothecation or other disposition of Options, or levy of attachment or similar process upon Options not specifically permitted herein, shall null and void and without effect.

                                     ARTICLE IX

                                 EXERCISE OF OPTIONS

                    SECTION 1. Each Option shall terminate 10 years after the date on which it was granted.

                    SECTION 2. Except in cases provided for in Article X hereof, each Option may be exercised by the holder thereof only while the optionee to whom such Option was granted is an Eligible Director.

                    SECTION 3. A person electing to exercise an Option or any portion thereof then exercisable shall give written notice to the Company of such election and of the number of Shares such person has elected to purchase, and shall at the time of purchase tender the full purchase price of such Shares, which tender shall be made in cash or cash equivalent (which may be such person's personal check) or in Shares already owned by such person (which Shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise), or in any combination thereof. The Company shall have no obligation to deliver Shares pursuant to the exercise of any Option, in whole or in part, until such payment in full of the purchase price of such Shares is received by the Company. No optionee, or legal representative, legatee, distributee, or assignee of such optionee shall be or be deemed to be a holder of any Shares subject to such Option or entitled to any rights of a stockholder of the Company in respect of any Shares covered by such Option distributable in connection therewith until such Shares have been paid for in full and certificates for such Shares have been issued or delivered by the Company.

                    SECTION 4. Each Option shall be subject to the requirement that if at any time the Board shall be advised by counsel that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to such counsel for the Board

                    SECTION 5. The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of Options, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.


                                      ARTICLE X

                               TERMINATION OF SERVICE
                               AS AN ELIGIBLE DIRECTOR

                    SECTION 1. If and when an optionee shall cease to be an Eligible Director for any reason other than death or retirement from the Board, all of the Options granted to such optionee shall be terminated except that any Option, to the extent then exercisable, may be exercised by the holder thereof within three months after such optionee ceases to be an Eligible Director, but not later than the termination date of the Option.

                    SECTION 2. If and when an optionee shall cease to be an Eligible Director by reason of the optionee's retirement from the Board, all of the Options granted to such optionee shall be terminated except that any Option, to the extent then exercisable or exercisable within one year thereafter, may be exercised by the holder thereof within three years after such retirement, but not later than the termination date of the Option.

                    SECTION 3. Should an optionee die while serving as an Eligible Director, all the Options granted to such optionee shall be terminated, except that any Option to the extent exercisable by the holder thereof at the time of such death, together with the unmatured installment (if any) of such Option which at that time is next scheduled to become exercisable, may be exercised within one year after the date of such death, but not later than the termination date of the Option, by the holder thereof, the optionee's estate, or the person designated in the optionee's last will and testament, as appropriate.

                    SECTION 4. Should an optionee die after ceasing to be an Eligible Director, all of the Options granted to such optionee shall be terminated, except that any Option, to the extent exercisable by the holder thereof at the time of such death, may be exercised within one year after the date of such death, but not later than the termination date of the Option, by the holder thereof, the optionee's estate, or the person designated in the optionee's last will and testament, as appropriate.


                                     ARTICLE XI

                           AMENDMENTS TO PLAN AND OPTIONS

                    The Board may at any time terminate or from time to time amend, modify or suspend this Plan; provided, however, that no such amendment or modification without the approval of the stockholders shall:

                         (a) except pursuant to Section 3 of Article IV, increase the maximum number (determined as provided in this Plan) of Shares which may be purchased pursuant to Options, either individually or in aggregate;

                         (b) permit the granting of any Option at a purchase price other than 100% of the Fair Market Value of the Shares at the time such Option is granted, subject to adjustment pursuant to Section 3 of
                    Article IV;

                         (c) permit the exercise of an Option unless the full purchase price of the Shares as to which the Option is exercised is paid at the time of exercise;

                         (d) extend beyond May 1, 2004 the period during which Options may be gr
                         (e) modify in any respect the class of individuals
                    who constitute Eligible Directors; or

                         (f) materially increase the benefits accruing to participants hereunder.